SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 5, 2000


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

One American Road, Dearborn, Michigan                        48126
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

ITEM 5. Other Events.

       Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-91953. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank, as Trustee.

       The Company may issue various series of Debt Securities in one or more offerings under such Indenture. Certain information which may be used in connection with such offerings is filed as an exhibit to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                              EXHIBITS

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 99        Information about Ford Credit.     Filed with this Report.




                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  June 5, 2000                          By:/s/ S. P. Thomas
                                                 -----------------
                                                    S. P. Thomas
                                                    Assistant Secretary

                        EXHIBIT INDEX
DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 99        Information about Ford Credit.     Filed with this Report.

EX-99

INFORMATION ABOUT FORD CREDIT

                                                                EXHIBIT 99

                                               View Ford Motor Company Products

Ford Credit: Your Full-Service Financing Company

Before going with an automotive financing company, first check out its credentials. Good advice! Because they are not all equal. Ford Credit, with over 290 locations in 36 countries, is the largest company in the world dedicated to automotive financing. Ford Credit offers a complete range of financing products to personal consumers and companies, all available with one-stop shopping convenience at the dealership. And Ford Credit has garnered more J.D. Power and Associates awards for customer satisfaction than anyone else. No other financing company, bank or credit union has these credentials.

When you buy a car or truck, you need all the options available. Some people buy their vehicles with the intention of owning them for several years, and financing lets them do that without having to pay the total cost all at once. No matter what your needs, Ford Credit has a plan that's right for you: A traditional monthly plan. A seasonal plan that lets you schedule payments to coincide with periods when most income is acquired. A balloon-note plan, too, if desired. And there are plans that meet unique situations and needs, such as the College Graduate Program.

Lease your vehicle from Ford Credit and get the Red Carpet treatment. There are big advantages to going with a Ford Credit Red Carpet Lease. A low down payment. More vehicle for the money (versus conventional financing). No lease-end disposal fees. No trade-in hassles. Complimentary Emergency Roadside Assistance throughout the term of the lease. And what's more, you can choose the payment program that suits your needs: a Standard Red Carpet Lease Monthly Payment or Advance Payment, which offers you a reduction in your lease factor if you pay all your monthly payments up front.

How important is convenience? Ford Credit has lots of answers. As a full-service company, Ford Credit offers a wide range of services that go well beyond the basic financing (buying and Red Carpet Leasing) programs: The convenient Automatic Payment Program electronically withdraws every monthly payment from your checking account and applies it to your Ford Credit account.

Instant Account Access is available on Ford Credit's website 24 hours a day (http://www.fordcredit.com). There are six different Extended Service Plans available, tailored to individual needs, providing additional coverage beyond the manufacturer's standard limited warranty. Ford Credit's Customer Service Center puts the resources of a global company at your disposal no matter where you are. The Customer Service Center is open Monday through Saturday, 7:00 a.m. to 8:00 p.m. (Central Time).

That's real, genuine service that puts you, the customer, first!

Ford Credit offers investment services, too. The Ford Money Market Account is a fine example. Sixty thousand families invest their money in this account. And why? Because the Ford Money Market Account provides an above-average return, easy access, and outstanding convenience. You can receive a prospectus and enroll by calling 1-800-462-2614, or enroll on-line.

Enjoy the many benefits of Ford Credit. Ford Credit makes applying for a loan simple. Your Ford, Lincoln or Mercury Dealer can complete your application. Or easier still, visit the Ford Credit website and make use of the convenient on-line AutoApply service, which lets you build a vehicle, request a quote, and even apply for credit. Go to: http://www.fordcredit.com

                                CUSTOMER SERVICE
                                     CENTER
                          YOU CAN REACH A SPECIALIST BY
                                CALLING TOLL-FREE
                                 1-800-727-7000
                         FOR THE HEARING IMPAIRED, IT'S
                                 1-800-727-7145

(c) Copyright 2000, Ford Motor Credit Company. Rights are granted to the public to download the contents of this web page in electronic or paper form. All other rights are reserved, including the rights to create derivative works and/or other web pages.